Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
ASSETS
Investment securities available for sale, amortization cost	$ 56,582	$ 60,234
STOCKHOLDERS' EQUITY
Common stock, shares issued (in shares)	5,011	5,011
Common stock, shares outstanding (in shares)	5,011	5,011
Common stock, shares authorized (in shares)	40,000	40,000
Common stock, par value	$ 0.625	$ 0.625